UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      January 6, 2017

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1430 Broadway, Suite 503, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (914) 948-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment, Limited Partnership Agreement and Other Agreements

As previously disclosed, on December 16, 2016, Presidential Realty Corporation (the “Company”) and its newly formed operating partnership, Presidential Realty Operating Partnership LP (“Presidential OP”), entered into an interest contribution agreement (the “Initial Agreement”) with First Capital Real Estate Trust Incorporated (“FC REIT”), First Capital Real Estate Operating Partnership (the “FC OP”), the operating partnership of FC REIT, Township Nine Owner, LLC, Capital Station Holdings, LLC, Capital Station Member, LLC, Capital Station 65 LLC and Avalon Jubilee LLC (“Avalon”). On January 6, 2017, the Company and the other parties to the Agreement entered into the First Amendment to the Initial Agreement (the “Amendment,” and, together with the Initial Agreement, the “Agreement”). Additionally, on January 6, 2017, FC OP entered into the Agreement of Limited Partnership (the “Limited Partnership Agreement”) of Presidential OP, as limited partner, with the Company as general partner.

Pursuant to the Amendment, on January 6, 2017, the Company entered into an agreement (the “Signature Agreement”) with Signature Group Advisors, LLC (“Signature”), pursuant to which (i) Signature shall receive $1,000,000 payable in cash as consideration for sourcing, negotiating and documenting the transactions contemplated by the Agreement (“Transaction Fee”), which shall become earned, due and payable upon the closing by the Company or Presidential OP of a preferred stock offering (or similar instrument) of at least $50,000,000 in gross proceeds; and (ii) commencing on the closing for the T9 Properties (as defined below), Signature shall be engaged as a consultant to the Company for a four year term. The fee payable to Signature as a consultant (the “Consulting Fee”) shall be $500,000 per annum, payable in cash in arrears on each anniversary of the closing for the T9 Properties; provided, however, that no portion of the Consulting Fee shall be earned or paid unless and until the net asset value of the Company is at least $200,000,000. Signature is a company indirectly owned by Nickolas W. Jekogian, III, a director, Chairman and Chief Executive Officer of the Company.

Additionally, the Amendment revised the amount of consideration payable to our President and Chief Operating Officer, Alexander Ludwig. On January 6, 2017, the Company and Mr. Ludwig entered into a Cancellation and Release Agreement for the cancellation of all stock options and warrants held by Mr. Ludwig as of such date in consideration for the issuance of (x) 450,000 shares of Class B common stock of the Company and (y) an option to purchase an additional 550,000 shares of Class B common stock of the Company. The exercise of such option is subject to certain conditions, including that the Company has consummated an equity offering, capital raise or such other offering such that the issuance of any shares of Class B common stock of the Company covered by Mr. Ludwig’s option would not be deemed “Excess Shares” as that term is defined in the certificate of incorporation of the Company. The exercise price is $0.00.

As a condition precedent to the closing of the transactions contemplated by, and pursuant to, the Agreement, on January 6, 2017, Mr. Jekogian entered into a Cancellation and Release Agreement for the (x) cancellation of all stock options and warrants held by Mr. Jekogian as of such date and (y) termination of his Employment Agreement effective as of such date. Mr. Jekogian shall continue as an employee of the Company in his capacity as Chairman and Chief Executive Officer on a month-to-month basis until such time as otherwise determined by the Company in its sole discretion. It is expected that his salary will remain unchanged.

Pursuant to the Agreement, on January 6, 2017, each of Richard Brandt, Robert Feder and Jeffrey Joseph, non-management directors of the Company, and Jeffrey Rogers, a former non-management director of the Company, entered into Issuance and Release Agreements for the issuance of an aggregate of 450,000 shares of Class B common stock of the Company in consideration of the release of the Company’s obligation to pay past due and current director’s fees.

As a condition precedent to the closing of the transactions contemplated by, and pursuant to, the Agreement, on January 6, 2017, the Company and Presidential OP entered into an Acknowledgement and Certification (the “Shareholder Certification”) with Mr. Jekogian, The BBJ Family Irrevocable Trust (the “Trust”), FC OP and FC REIT, pursuant to which the Trust agreed to, among other things, (i) exchange its shares of Class A stock for shares of Class B stock of the Company upon the occurrence and satisfaction of certain conditions, (ii) refrain from taking certain actions, and (iii) vote its shares of Class A stock in favor of certain actions. Pursuant to such Shareholder Certification, the Company agreed not to issue or cause to be issued any shares of its Class A stock.

Closing

On January 6, 2017, as contemplated by the Agreement, the sale of FC OP’s ownership interests in Avalon, which owns the fee simple interest in that certain real property consisting of 251, non-contiguous single-family, residential lots and a 10,000 square foot clubhouse, within the Jubilee at Los Lunas subdivision located in Los Lunas, New Mexico (the “Avalon Property”), closed (the “Closing”). At the Closing, in exchange for the contribution to Presidential OP of FC OP’s membership interests in Avalon, FC OP received 4,632,000 units of limited partnership interest in, and became a limited partner of, Presidential OP. Such limited partnership interests are convertible, upon the satisfaction of certain conditions, into shares of Class B common stock of the Company on a one-for-one basis. In connection with the Closing, FC REIT paid $800,000 to Presidential to be used as operating capital.

In connection with the foregoing, certain holders of Class A common stock of the Company, representing an aggregate of 49,000 shares of Class A common stock, entered into a Proxy and Option to Purchase with The BBJ Family Irrevocable Trust designating The BBJ Family Irrevocable Trust as proxy to vote on all matters with respect to their shares. In addition, such agreement granted The BBJ Family Irrevocable Trust an option to purchase such shares at a purchase price of $2.00 per share. The Company was not a party to such transaction.

The shares of Class B common stock of the Company issued in connection with the Closing were issued in reliance on the exemption from securities registration requirements contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.

As of the date of this filing and after giving effect to the transactions consummated at Closing, there are 5,188,680 shares of Series B common stock of the Company issued outstanding. The total number of securities issued at Closing was 900,000 shares of Class B common stock of the Company, which is more than 5% of the outstanding Company Class B common stock as of the last quarter.

The foregoing descriptions of the transactions and the Agreement are subject to and qualified in their entirety by reference to the complete text of the Initial Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 20, 2016, and the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the Limited Partnership Agreement, the Shareholder Certification, the Signature Agreement and the other documents described herein are subject to and qualified in their entirety by reference to the complete text of such documents, which are attached as Exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Future Closing

The Agreement contemplates that on or before March 16, 2017 (i) FC OP will contribute to the Presidential OP 66% of its 92% ownership interests in Township Nine Owner LLC, which indirectly owns the fee simple interest in 23 parcels of land located in Sacramento, California (collectively, the “T9 Properties”), and (ii) the Company and Presidential OP will assume 66% of the liabilities with respect to an existing loan secured by a deed of trust on the T9 Properties, among other things (and/or any replacement financing thereof). The closing of the transaction involving the T9 Properties is subject to certain closing conditions and contingencies.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Amendment dated January 6, 2017 to the Interest Contribution Agreement, dated as of December 16, 2016 among Presidential Realty Corporation, Presidential Realty Operating Partnership LP, First Capital Real Estate Trust Incorporated, First Capital Real Estate Operating Partnership, Township Nine Owner, LLC, Capital Station Holdings, LLC, Capital Station Member, LLC, Capital Station 65 LLC and Avalon Jubilee LLC.

10.2	Limited Partnership Agreement dated January 6, 2017 between Presidential Realty Corporation and First Capital Real Estate Trust Incorporated, First Capital Real Estate Operating Partnership.

10.3	Consulting Agreement dated January 6, 2017 between Presidential Realty Corporation and Signature Group Advisors, LLC.

10.4	Cancellation and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Alexander Ludwig.

10.5	Stock Option Agreement dated January 6, 2017 between Presidential Realty Corporation and Alexander Ludwig.

10.6	Cancellation and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Nickolas W. Jekogian, III.

10.7	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Richard Brandt.

10.8	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Robert Feder.

10.9	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Jeffrey Joseph.

10.10	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Jeffrey Rogers.

10.11	Acknowledgement and Certification dated January 6, 2017 among The BBJ Family Irrevocable Trust, Nickolas W. Jekogian, III, Presidential Realty Corporation, Presidential Realty Operating Partnership LP, First Capital Real Estate Trust Incorporated and First Capital Real Estate Operating Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL REALTY CORPORATION

Date: January 12, 2017	By:	/s/ Alexander Ludwig
Alexander Ludwig
President

EXHIBITS

Exhibit No.	Description

10.1	First Amendment dated January 6, 2017 to the Interest Contribution Agreement, dated as of December 16, 2016 among Presidential Realty Corporation, Presidential Realty Operating Partnership LP, First Capital Real Estate Trust Incorporated, First Capital Real Estate Operating Partnership, Township Nine Owner, LLC, Capital Station Holdings, LLC, Capital Station Member, LLC, Capital Station 65 LLC and Avalon Jubilee LLC.

10.2	Limited Partnership Agreement dated January 6, 2017 between Presidential Realty Corporation and First Capital Real Estate Trust Incorporated, First Capital Real Estate Operating Partnership.

10.3	Consulting Agreement dated January 6, 2017 between Presidential Realty Corporation and Signature Group Advisors, LLC.

10.4	Cancellation and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Alexander Ludwig.

10.5	Stock Option Agreement dated January 6, 2017 between Presidential Realty Corporation and Alexander Ludwig.

10.6	Cancellation and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Nickolas W. Jekogian, III.

10.7	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Richard Brandt.

10.8	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Robert Feder.

10.9	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Jeffrey Joseph.

10.10	Issuance and Release Agreement dated January 6, 2017 between Presidential Realty Corporation and Jeffrey Rogers.

10.11	Acknowledgement and Certification dated January 6, 2017 among The BBJ Family Irrevocable Trust, Nickolas W. Jekogian, III, Presidential Realty Corporation, Presidential Realty Operating Partnership LP, First Capital Real Estate Trust Incorporated and First Capital Real Estate Operating Partnership.